UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON
,
DC
20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2005

MOBILE
REACH INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29313	20-0121007

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

641 Shunpike Road, Suite 333 , Chatham , New Jersey	07928

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 973-210-4966

2054 Kildaire Farm Rd. #353
,
Cary
NC
27511

(Former Name or Former Address, if Changed Since Last Report)

Item 2.01

Completion of Acquisition or Disposition of Assets.

On August 22, 2005, Mobile Reach International, Inc. filed a Current Report on Form 8-K to report its acquisition of Objective Spectrum, Inc. on August 8, 2005. This amended Current Report on Form 8-K amends Item 2 of the previously filed report to provide the financial statements and pro forma financial information required under Items 7(a) and 7(b) of Form 8-K.

Item 9.01

Financial Statements and Exhibits.
(a)

Financial statements of business acquired.

Consolidated financial statements of Objective Spectrum, Inc. for the year ended December 31, 2004 and 2003.
(b)

Pro Forma financial information.

Combined condensed balance sheet of Mobile Reach and Objective Spectrum, Inc. on a pro forma basis as of October 31, 2005 and the unaudited combined condensed statements of operations on a pro forma basis for the three months ended October 31, 2005 and the fiscal year ended July 31, 2005.
(c)

Exhibits.

99.1      Financial Statements Objective Spectrum, Inc.

99.2      Pro Forma Financial Statements of Mobile Reach International, Inc.

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 23, 2006.

Mobile Reach International, Inc.

	By:	/s/ Fabrizzio Busso Campana

May 23, 2006		Fabrizzio Busso Campana
Chief Executive Officer